                                          CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 3, 2003, in  Post-effective  Amendment No. 10 to the  Registration  Statement  (Form
S-3 No. 33-88360) and related Prospectus of American Skandia Life Assurance Corporation.

                                                                  /s/ ERNST & YOUNG LLP

Hartford, Connecticut
April 15, 2004